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                                                     EXHIBIT 16.1


                              ARTHUR
                             ANDERSEN

                     ARTHUR ANDERSEN & CO. SC




March 8, 1996




The Securities and Exchange Commission:



We have read Item 4 included in the attached Form 8-K dated
March 8, 1996 of Multi-Color Corporation filed with the Securi-ties and Exchange Commission and are in agreement with the statements contained therein.

Very truly yours,



ARTHUR ANDERSEN LLP